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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: August 30, 2004

                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)

        Nevada                        000-29217                   95-4721385
   -----------------                  ---------                   ----------
    (State or other                  (Commission                 (IRS Employer
    jurisdiction of                  File Number)               Identification)
     incorporation)

3003 S. Valley View Blvd., Ste. 190, Las Vegas, NV                  89102
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (702) 809-0206

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 8.01.  Other Events and Regulation FD Disclosure

Accesspoint announced today that the Bentley vs. William R. Barber et. al and the Access Holdings Limited Partnership lawsuits have been settled between all plaintiffs and defendants. The terms of the settlements were not disclosed but all sides have agreed to request that the judge in the matters dismiss the cases without prejudice.


                  None.

Item 7.01.  Regulation FD Disclosures

                  See Items 1, 5 and 6, above.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 30, 2004                    Accesspoint Corporation
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                                          By: /s/ William R. Barber
                                              ----------------------------------
                                              William R. Barber
                                              President